Principal Funds, Inc.
Supplement dated April 23, 2020
to the Statement of Additional Information dated December 31, 2019
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
Effective April 27, 2020, under Additional Information Regarding Board Members and Officers, delete Jennifer A. Block from the FUND COMPLEX OFFICERS table.